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                                                                   EXHIBIT 10.62


[QUADRAMED(TM) LOGO]
Stock Exchange Deferred Compensation Plan
Exchange Agreement
================================================================================

        THIS EXCHANGE AGREEMENT (this "Agreement") is entered into as of January 3rd, 2000 between QuadraMed Corporation (the "Employer"), and Jim Durham (the "Participant").


                                     Recital


        A. The Participant is a key employee of the Employer, and the Employer desires to have the continued services and counsel of the Participant.


        B. The Employer has adopted, effective January 3, 2000, the QuadraMed Corporation Stock Exchange Deferred Compensation Plan (the "Plan"), as amended from time to time, and the Participant has been selected to participate in the Plan.


        C. The Participant desires to participate in the Plan and exchange options previously granted to the Participant by the Employer for a deferred compensation account under the Plan.


                                    Agreement


        NOW THEREFORE, it is mutually agreed that:


        1. Definitions. Unless otherwise provided in this Agreement, the capitalized terms in this Agreement shall have the same meaning as under the Plan's master plan document (the "Plan Document").


        2. Integrated Agreement: Parties Bound. The Plan Document, a copy of which has been delivered to the Participant, is hereby incorporated into and made a part of this Agreement as though set forth in full in this Agreement. The parties to this Agreement agree to and shall be bound by, and have the benefit of, each and every provision of the Plan as set forth in the Plan Document. This Agreement and the Plan Document, collectively, shall be considered one complete contract between the parties.


        3. Acknowledgment. The Participant hereby acknowledges that he or she has read and understands this Agreement and the Plan Document.


        4. Exchange of Options. The Participant hereby agrees that the stock options previously granted to the Participant in 1998 to acquire 300,000 shares of stock in the Employer (the "Stock Options") are hereby cancelled and of no further affect. As consideration for such cancellation the

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[QUADRAMED(TM) LOGO]
Stock Exchange Deferred Compensation Plan
Exchange Agreement
================================================================================


Participant agrees that he shall have an amount equal to $2,416,000 credited to his account under this Plan; such amount being equal to the value of the Stock Options, as computed using the Black Scholes method of valuation as of January 3rd, 2000. One half of this initial account balance ($1,208,000) shall be deemed to earn a rate of return based on the Employer Stock Fund under the Plan. The remainder of the initial account balance shall be deemed to earn a rate of return based on the investment elections selected by the Participant in accordance with the Election Form.


        5. Conditions to Participation. As a condition to participation in the Plan, the Participant must complete, sign, date and return to the Committee an original copy of this Agreement, an Election Form and a Beneficiary Designation and Spousal Consent Form.


        6. Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon the Employer, its successors and assigns, and the Participant.


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[QUADRAMED(TM) LOGO]
Stock Exchange Deferred Compensation Plan
Exchange Agreement
================================================================================




        7. Governing Law. To the extent not preempted by the Employee Retirement Income Security Act of 1974, as amended, this Agreement shall be governed by and construed under the laws of the State of California, as in effect at the time of the execution of this Agreement.


        IN WITNESS WHEREOF, the Participant has signed and the Employer has accepted this Plan Agreement as of the date first written above.


                                         PARTICIPANT:

                                          /s/ JAMES D. DURHAM          1/3/00
                                         --------------------------------------
                                         Signature of Participant          Date

                                          James D. Durham
                                         --------------------------------------
                                         Type or Print Name


AGREED AND ACCEPTED BY THE COMPANY:

QuadraMed Corporation
                                         COMMITTEE:

                                           /s/ E. A. ROSKOVENSKY
                                         --------------------------------------
                                         Signature of Committee Member

                                           E. A. Roskovensky
                                         --------------------------------------
                                         Type or Print Name



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